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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): March 1, 2004

                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             0-27750                                  13-3459685
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     (Commission File Number)              (I.R.S. Employer Identification No.)

 521 WEST 57TH STREET, NEW YORK, NEW YORK                    10019
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 (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS

On March 1, 2004, IMPATH Inc. ("IMPATH") and Genzyme Corporation ("Genzyme") issued a joint press release announcing that that they have entered into a definitive agreement under which Genzyme will become the lead bidder to purchase the assets of IMPATH's Physician Services and Analytical Services business units. The purchase price is approximately $215 million in cash and the assumption of certain liabilities.

IMPATH and its subsidiaries are operating as debtors-in-possession in a chapter 11 case under the Bankruptcy Code, and the transaction is subject to Bankruptcy Court approval of Genzyme as the "stalking horse" bidder in a competitive auction process and other closing conditions. IMPATH filed the agreement with the Bankruptcy Court on March 1, 2004 and asked the Bankruptcy Court to approve the bid and auction procedures. Pending approvals, the sale is expected to be completed in the second quarter of 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

                  99.1   Press Release dated March 1, 2004

                  99.2 Asset Purchase Agreement, dated as of February 27, 2004, by and among IMPATH Inc., IMPATH Predictive Oncology, Inc., IMPATH Physician Services, Inc. and Genzyme Corporation

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2004




                                      IMPATH INC.





                                      By: /s/ Richard C. Rosenzweig
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                                         Name:  Richard C. Rosenzweig
                                         Title: Secretary and General Counsel

                                  EXHIBIT INDEX

     Exhibit No.                      Exhibit
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       99.1         Press Release dated March 1, 2004

       99.2 Asset Purchase Agreement, dated as of February 27, 2004, by and among IMPATH Inc., IMPATH Predictive Oncology, Inc., IMPATH Physician Services, Inc. and Genzyme Corporation